UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

The Alger Institutional Funds

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

Answer Machine Message

Alger Focus Equity Fund

MESSAGE:

Hi, this is Patrick Kelly, Portfolio Manager of the Alger Focus Equity Fund. I’m calling with an important message concerning the upcoming Special Shareholder Meeting. We still need your vote!

You should have received proxy information related to the upcoming meeting. The proxy relates to categorizing the Fund from a diversified fund to a non-diversified fund, which will allow for more flexibility to invest in securities in which we have great conviction.

Please take a few minutes to review the materials we’ve sent. Your vote is important. You can vote by signing and returning your proxy card in the postage-paid envelope provided, or you can vote via the Internet or touch-tone phone. Please refer to your proxy card for voting instructions.

If you have any questions, or to vote over the phone, please call 833-215-7516 and a proxy specialist will assist you. Again, that is 833-215-7516.

Thank you for your time and thank you for investing with Alger.

© 2023 Broadridge Financial Solutions, Inc., Broadridge and the Broadridge logo are registered trademarks of Broadridge Financial Solutions, Inc.	broadridge.com CONFIDENTIAL INFORMATION

Adjourned Meeting Text Sample:

Hi {name}, this is {agent_first_name) with the Broadridge Proxy Services Center on behalf of your investment with Alger Focus Equity Fund.

The Special Meeting of Shareholders has been adjourned until June 16, 2025. You should have received proxy materials requesting your vote on important matters related to the Fund, but according to our records you have not voted your shares. Please make sure to VOTE YOUR SHARES TODAY!

To review the meeting proposals please click the following link.

https://materials.proxyvote.com/Approved/MC0052/20250306/NPS_597341.PDF

To prevent any additional mailings or phone calls, please contact us at 1-833-215-7516 or vote using the link below.

[Individual Link here]

STOP to END

Close to Meeting Date Text Sample:

Hi {name}, this is {agent_first_name) with the Broadridge Proxy Services Center on behalf of your investment with Alger Focus Equity Fund.

Our attempts to reach you have been unsuccessful and the Special Meeting is taking place in # days. You should have received proxy materials requesting your vote on important matters related to the Fund. To date, we have not received your vote, please vote your shares today!

To prevent any additional mailings or phone calls, please contact us at 1-833-215-7516 or vote using the link below.

[Individual Link here]

To review the meeting materials, please click the following link.

https://materials.proxyvote.com/Approved/MC0052/20250306/NPS_597341.PDF

STOP to END